Employee benefit plans - Weighted-average assumptions used to determine net periodic benefit costs (Detail)	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Employee benefit plans
Discount rate	0.60%	0.90%	1.40%
Rate of increase in compensation levels	2.50%	2.50%	2.50%
Expected long-term rate of return on plan assets	2.60%	2.60%	2.60%